Goodwill and Identifiable Intangible Assets, Net - Summary of Future Minimum Amortization Expense for Identified Intangible Assets (Details) - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Remainder of 2023	$ 2,368	$ 9,474
2024	9,474	9,474
2025	9,474	9,474
2026	9,474	9,474
2027	9,474	9,474
Thereafter	84,993	84,992
Net Amount	$ 125,257	$ 132,362	$ 141,835